EQ ADVISORS TRUSTSM

EQ/Wells Fargo Omega Growth Portfolio – Class IA and IB Shares

SUPPLEMENT DATED AUGUST 22, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Wells Fargo Omega Growth Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Portfolio.

Effective September 1, 2016, Thomas J. Pence will no longer serve as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the Portfolio.

References to Thomas J. Pence in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Wells Capital Management Inc. – Portfolio Managers” are hereby deleted in their entirety, effective September 1, 2016.

Effective immediately, Christopher J. Warner, CFA, Portfolio Manager of Wells Capital Management, is added as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the Portfolio.